UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/29/2011

Cytec Industries Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-12372

Delaware	22-3268660
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Five Garret Mountain Plaza
Woodland Park, NJ 07424
(Address of principal executive offices, including zip code)

(973) 357-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Effective immediately, Cytec Industries Inc. amended its engagement letter with its independent registered public accounting firm, KPMG LLP, to eliminate the restriction regarding the awarding of punitive damages in the event of a dispute. Under the revised engagement letter, Cytec would be entitled to punitive damages if awarded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: March 29, 2011	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel & Secretary